UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2006

Western Sierra Bancorp

(Exact name of registrant as specified in its charter)

California	000-25979	68-0390121
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4080 Plaza Goldorado Circle, Cameron Park, California		95682
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 677-5600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry Into of Material Definitive Agreement.

On February 7, 2006, Western Sierra Bancorp (“WSB”), Western Sierra National Bank, Auburn Community Bank, Lake Community Bank and Central California Bank (together the “WSB Banks”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with Umpqua Holdings Corporation (“Umpqua”) and Umpqua Bank (“Umpqua Bank”) pursuant to which WSB will merge with and into Umpqua with Umpqua as the surviving corporation, and the WSB Banks will merge with and into Umpqua Bank with Umpqua Bank as the resulting bank. Effective at the time of the merger, shareholders holding shares of WSB common stock will be entitled to receive 1.61 shares of Umpqua for each share of WSB common stock. Consummation of the merger is subject to several conditions, including receipt of applicable regulatory approvals and approval by the shareholders of WSB and Umpqua.

For information regarding the terms of the proposed transaction, reference is made to the joint press release dated February 8, 2006, which is attached as Exhibit 99.1, which is incorporated herein by reference (see exhibit 99.1), and the Agreement and Plan of Reorganization, which is attached as Exhibit 99.2.

Also on February 7, 2006, in connection with the Merger Agreement, certain officers of WSB entered into amended and restated severance, employment and/or salary continuation agreements, collectively the “amended agreements.”  Pursuant to the amended agreements, the officers will receive, among other benefits, a lump sum upon consummation of a change in control, which includes the proposed merger with Umpqua.  In addition, subject to their willingness to remain employed with Umpqua or its subsidiaries for up to 9 months following the merger and subject to compliance with certain non-solicitation covenants, certain officers will receive an additional amount payable in monthly installments over a period of time up to 24 months following termination.  For WSB’s executive officers, the amounts payable in these circumstances either under their existing agreements (for those whose agreements were not amended in connection with the Merger Agreement) or under the amended agreements are as follows:

	Payment upon Change in Control		Payment over Period (up to 24 months)
Gary D. Gall	$1,503,877		$1,358,090
Jeff Birkholz	$235,456		$400,000
Kirk Dowdell	$576,471		$397,764
Anthony J. Gould	N/A		$544,536
Wayne D. Koonce	$360,000	*	$310,031
Douglas A. Nordell	$1,125,000	*	$55,711
Clyde Rowden	$345,582		$428,400
Patrick J. Rusnak	N.A.		$525,267
Philip S. Wood	$285,000		$102,000

*  Payable in monthly installments over 120 to 180 months.

The amended agreements include the following, each of which is attached individually as an exhibit hereto:

Gary D. Gall	Amendment to Executive Salary Continuation Agreement, exhibit 99.3
Restated Severance Agreement, exhibit 99.4

Patrick J. Rusnak	Restated Employment Agreement, exhibit 99.5

Anthony Gould	Restated Severance Agreement, exhibit 99.6

Wayne Koonce	Restated Severance Agreement, exhibit 99.7

Kirk N. Dowdell	Amendment to Executive Salary Continuation Agreement, exhibit 99.8
Restated Severance Agreement, exhibit 99.9

Douglas A. Nordell	Amendment to Executive Salary Continuation Agreement, exhibit 99.10
Restated Severance Agreement, exhibit 99.11

Jeff Birkholz	Amendment to Executive Salary Continuation Agreement, exhibit 99.12
Restated Employment Agreement, exhibit 99.13

Clyde Frederick Rowden	Amendment to Executive Salary Continuation Agreement, exhibit 99.14
Restated Employment Agreement, exhibit 99.15

Phillip S. Wood	Amendment to Executive Salary Continuation Agreement, exhibit 99.16
Restated Severance Agreement, exhibit 99.17

Item 9.01       Financial Statements and Exhibits.

Exhibits.

99.1                           Press Release, contained in Western Sierra’s Rule 425 filing made February 8, 2006 and incorporated herein by reference.

99.2                           Agreement and Plan of Reorganization

99.3                           Gary D. Gall, Amendment to Executive Salary Continuation

99.4                           Gary D. Gall, Restated Severance Agreement

99.5                           Patrick J. Rusnak, Restated Employment Agreement

99.6                           Anthony Gould, Restated Severance Agreement

99.7                           Wayne Koonce, Restated Severance Agreement

99.8                           Kirk N. Dowdell, Amendment to Executive Salary Continuation Agreement

99.9                           Kirk N. Dowdell, Restated Severance Agreement

99.10                     Douglas A. Nordell, Amendment to Executive Salary Continuation Agreement

99.11                     Douglas A. Nordell, Restated Severance Agreement

99.12                     Jeff Birkholz, Amendment to Executive Salary Continuation Agreement

99.13                     Jeff Birkholz, Restated Employment Agreement

99.14                     Clyde Frederick Rowden, Amendment to Executive Salary Continuation Agreement

99.15                     Clyde Frederick Rowden, Restated Employment Agreement

99.16                     Phillip S. Wood, Amendment to Executive Salary Continuation Agreement

99.17                     Phillip S. Wood, Restated Severance Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Sierra Bancorp
(Registrant)

Date: February 13, 2006	By:	/s/ Patrick J. Rusnak
Patrick J. Rusnak
Executive Vice President and
Chief Operating Officer